Federated Hermes SDG Engagement Equity Fund
A Portfolio of Federated Hermes Adviser Series
CLASS A SHARES (TICKER FHEQX)
INSTITUTIONAL SHARES (TICKER FHESX)
CLASS R6 SHARES (TICKER FHERX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 31, 2025
On August 14, 2026, the Board of Trustees (the “Board”) of Federated Hermes Adviser Series (the “Trust”) approved a Plan of Liquidation (the “Plan”) for the Federated Hermes SDG Engagement Equity Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about October 16, 2026 (the “Liquidation” or the “Liquidation Date”).
In approving the Liquidation, the Board determined the Liquidation is in the best interests of the Fund and its shareholders. Accordingly, the Fund’s investment adviser will begin positioning the Fund for liquidation, which may cause the Fund to deviate from its stated investment objectives and strategies, including, but not limited to, the Fund’s policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities which in the Adviser’s view also provide the potential for contributing to positive societal impact aligned to the United Nations Sustainable Development Goals. It is anticipated that the Fund’s portfolio will be converted into cash or cash equivalents on or prior to the Liquidation Date.
Effective on or about September 18, 2026, the Fund will be closed to new accounts and new investments (excluding reinvestments of dividends). Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemptions shall follow the procedures set forth in the Plan.
Capital gains, if any, will be distributed to shareholders prior to the Liquidation. Final dividends, if any, will be distributed with the Liquidation proceeds.
At any time prior to the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund’s Prospectus. Shareholders of the Fund’s Class A Shares, Institutional Shares and Class R6 Shares may exchange shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except shares of Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, no load Class A Shares and Class R Shares of any Federated Hermes fund, if the shareholder meets the eligibility criteria and investment minimum for the Federated Hermes fund for which the shareholder is exchanging.

The Fund will be required to discharge all of its liabilities and obligations prior to the Liquidation Date. In doing so, pursuant to a policy previously approved by the Board, the Fund will set aside cash to satisfy any remaining expenses, which cash would be placed in a “closed fund pool” used to pay the expenses and not be included with the Liquidation proceeds. If, after the Liquidation Date, the estimated cash set aside for all outstanding Fund expenses, combined with any potential additional cash received by or returned to the Fund, exceeds the actual amount of Fund liabilities incurred by the Fund both pre- and post-Liquidation, amounts that do not impact shareholders may be retained by Federated Global Investment Management Corp. (the “Adviser”) and its affiliates in accordance with the policy. Any such amounts or any amounts received unrelated to Fund expenses that are not retained by the Adviser or its affiliates under such applicable policies, and that are not de minimis after taking into account all expenses associated with effecting the disposition thereof, may be distributed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Trust’s officers shall deem appropriate.
The Liquidation of the Fund will be a recognition event for tax purposes. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date or as part of the Liquidation proceeds may also be subject to taxation. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
August 17, 2026

Federated Hermes SDG Engagement Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457306 (8/26)
© 2026 Federated Hermes, Inc.